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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Carol R. Kaufman and Robert S. Weiss, and each of them singly, his true and lawful attorney-in-fact and agent to act for him in his name, place, and stead, and in any and all of his offices and capacities with The Cooper Companies, Inc., to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

SIGNATURE                                                     DATE
---------                                                     ----

/s/ A. Thomas Bender
---------------------------------------                    July 9, 1998
A. Thomas Bender


/s/ Robert S. Weiss
---------------------------------------                    July 9, 1998
Robert S. Weiss


/s/ Stephen C. Whiteford
---------------------------------------                    July 9, 1998
Stephen C. Whiteford


/s/ Allan E. Rubenstein
---------------------------------------                    July 9, 1998
Allan E. Rubenstein


--------------------------------------
Michael H. Kalkstein


/s/ Donald Press
---------------------------------------                    July 9, 1998
Donald Press


/s/ Moses Marx
---------------------------------------                    July 9, 1998
Moses Marx


/s/ Steven Rosenberg
---------------------------------------                    July 9, 1998
Steven Rosenberg


/s/ Stanley Zinberg
---------------------------------------                    July 9, 1998
Stanley Zinberg